UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2009

FEDEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

(Former name or former address if changed since last report.)

FEDERAL EXPRESS CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-7806	71-0427007
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 369-3600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.06.	Material Impairments.

On April 7, 2009, the management of FedEx Corporation and its wholly owned subsidiary Federal Express Corporation made the decision to permanently remove from service ten Airbus A310-200 aircraft and four Boeing MD10-10 aircraft owned by the company, along with certain excess aircraft engines, during the fourth quarter ending May 31, 2009. This decision reflects management’s ongoing efforts to optimize the company’s express network in light of continued excess aircraft capacity due to weak economic conditions and the expected delivery of newer, more fuel-efficient aircraft in fiscal year 2010. As a result of this decision, a noncash charge of approximately $180 million for impairment of the value of the aircraft and engines will be recorded in the fourth quarter of fiscal 2009. The company does not expect to be required to make any current or future cash expenditures as a result of the impairment.

A limited amount of the company’s total aircraft capacity remains temporarily grounded because of network overcapacity. Any future decisions to further alter our networks by eliminating additional aircraft may lead to additional asset impairment charges.

Certain statements in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events and financial performance. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, because of, among other things, the risks and uncertainties you can find in our press releases and other SEC filings, including the risk factors identified under the heading “Risk Factors” in “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our most recent annual report on Form 10-K, as updated by our quarterly reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: April 13, 2009	By: /s/ JOHN L. MERINO
John L. Merino Corporate Vice President and Principal Accounting Officer

Federal Express Corporation

Date: April 13, 2009	By: /s/ J. RICK BATEMAN
J. Rick Bateman Vice President and Worldwide Controller

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